UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37501	80-0848819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard, Suite 1, Harrisburg, PA 17112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 657-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2017, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1. To elect two (2) Class II directors to the Board of Directors of the Company to hold office until the 2020 annual meeting of stockholders or until their respective successors are elected and qualified.

Each of the two (2) nominees for director was elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Withheld	Broker Non-Vote
Robert Fisch	45,199,682	12,340,108	1,949,830
Richard Zannino	42,047,569	15,492,221	1,949,830

2. To ratify the selection of KPMG LLP as the independent registered public accounting firm for the year ending February 3, 2018.

The ratification of the appointment of KPMG LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Votes Abstain
59,182,096	245,899	61,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: June 9, 2017	/s/ John Swygert
Name: John Swygert
Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer of the Registrant)